Exhibit 10.35

NautaDutilh

AMENDED & RESTATED

LOAN AGREEMENT

between

GKFF FINANCE B.V.

as the Lender

and

EXPLORER NV

as the Borrower

Date :  5 May 2006

AMENDED AND RESTATED LOAN AGREEMENT

This AMENDED AND RESTATED LOAN AGREEMENT (hereinafter “the Loan Agreement”) is dated 5 May 2006 and made between:

(1)                                             GKFF FINANCE B.V., a limited liability company incorporated under the laws of the Netherlands, having its registered office at Rotterdam and its business address at Weena 336, 3012 NJ Rotterdam;

Hereinafter referred to as the “Lender”;

AND

(2)                                             EXPLORER NV, a limited liability company incorporated under the laws of Belgium, having its registered office at 2000 Antwerp (Belgium), De Gerlachekaai 20, registered with the Crossroad Bank for Enterprises (KBO) under company number 0874.766.289;

Hereinafter referred to as the “Borrower”;

The Lender and the Borrower are referred to collectively as the “Parties” and each individually as a “Party”.

WHEREAS

(A)             On 15 July 2005 the Lender made available to the Borrower a loan in the amount of US$ 50,548,300 (in words: fifty million five hundred and fourty eight thousand three hundred US dollars) (the “ First Loan”) on terms and conditions set out in a loan agreement (“the Former Loan Agreement”) dated 15 July 2005 and made between the Lender and the Borrower, in order to assist the Borrower in financing the first instalment of the contract price payable by the Borrower under a shipbuilding contract (“the Shipbuilding Contract”) for the construction of one (1) GTT No. 96 Membrane Type LNG Carrier with 150,900 m3 capacity (at 100%) and Steam Turbine Propulsion (the “Vessel”) by Daewoo Shipbuilding & Marine Engineering Co. Ltd. (the “Builder”) with the Builder’s Hull number 2254 and to be named “Explorer”. The expected delivery date of the Vessel is 31st March 2008 (such date or any other date on which the Vessel is actually delivered to the Borrower hereinafter referred to as the “Delivery Date”);

(B)             The Lender has agreed to make available to the Borrower an additional loan (“the Second Loan”) in the amount of US$ 12,637,075 (in words: twelve million six hundred and thirty seven thousand and fifty seven US dollars) to assist the Borrower in financing part of the Delivered Cost of the Vessel on the terms and conditions applicable to the First Loan;

(C)             The other part of the Delivered Cost will be financed with two loans (“the Exmar Loans”) made or to be made available by Exmar NV (“Exmar”) and a prepayment of hire by Excelerate Energy LP

(“the Charterer”) under the charter party (“the Charter”) dated 1 July 2005, amended and restated on 10 January 2006 and made between the Borrower as owner and the Charterer in respect of the Vessel.

(D)             Parties hereto wish to amend the Former Loan Agreement as provided in this Loan Agreement which shall cancel and supersede the Former Loan Agreement.

NOW THEREFORE, THE PARTIES HAVE AGREED AS FOLLOWS :

ARTICLE 1. LOAN

1.1                                           The Lender agrees to make available a loan in an amount of US$ 72,971,671 (“the Loan”) to the Borrower on the terms and conditions provided in this Loan Agreement which cancels and supersedes the Former Loan Agreement.

The Loan includes the First Loan, the Second Loan and interest (“Interest”) accruing on the First Loan and the Second Loan prior to the Delivery Date at the rate referred to in Article 2 hereof, or any amount outstanding hereunder from time to time.

The amount of the Loan has been determined on the basis of the Delivered Cost of the Vessel as estimated at the time of signing this Loan Agreement. Based on the contract price (“the Contract Price”) payable by the Borrower under the Shipbuilding Contract currently estimated to amount to US$ 252,741,500 and estimated pre-delivery costs of US$ 29,648,286, the estimated Delivered Cost of the Vessel amounts to US$ 282,389,786.

For the purpose of this Loan Agreement “Delivered Cost” means the aggregate of (i) the Contract Price, and (ii) reasonable pre-delivery costs including plan approval, construction supervision, first outfit, interest accrued on each of the Loan, the Exmar Loans and the Prepaid Amount (as defined in the Charter) prior to the Delivery Date, and financial and legal fees relating to the loan made or to be made available by Exmar’s financiers to Exmar in connection with the financing of the Vessel.

In case the Contract Price and/or the payment terms under the Shipbuilding Contract, or the pre-delivery costs vary from the amounts stated herein or assumed under Schedule III to the Charter, the amounts of the Loan, the Exmar Loans and the Charterer’s hire prepayment obligation shall be increased or decreased accordingly.

1.2                                        The First Loan has been drawn down by the Borrower on 15 July 2005 (“the First Draw Down Date”).

1.3                                        The Second Loan will be available for draw down two banking days prior to 1 July 2006 (the “Second Draw Down Date”) provided no Event of Default (as defined in Article 8 hereof) has occurred and provided the Shipbuilding Contract has not been terminated. The proceeds of the

Second Loan will be applied towards payment of the second instalment of the contract price payable by the Borrower to the Builder for the Vessel.

ARTICLE 2. INTEREST

2.1                                        The Loan shall bear Interest at the rate set out in Article 2.2 hereof from the date it is made available until the date on which it is repaid in full. Interest shall accrue from day to day and shall be calculated on the basis of a year of 360 days and the actual number of days elapsed.

2.2                                           The Interest shall accrue at a rate equal to the aggregate of LIBOR 3 months as applicable at each 3 months roll-over period (the “Floating Rate”) plus 90 bps and any mandatory costs (as defined in Annex 2), if applicable, payable by Exmar to its financiers in respect of any loan made available to Exmar in connection with financing the acquisition of the Vessel.

Once Exmar enters into an interest swap arrangement to hedge the LIBOR rate applicable to such loan, the fixed rate payable by Exmar under such interest swap arrangement shall be substituted for the Floating Rate.

2.3                                           The Interest accrued on the First Loan and the Second Loan prior to the Delivery Date shall be capitalised on the Delivery Date.

2.4                                           If the Borrower fails to pay any amount payable by it under this Loan Agreement on its due date, interest shall accrue on the overdue amount from the due date up to the date of actual payment (both before and after judgment) at a rate two per cent higher than the rate referred to in Article 2.2 hereof.

ARTICLE 3. PAYMENTS

Any payment made by the Borrower to the Lender in respect of the Loan and Interest thereon shall be made by transfer in immediately available funds to such bank account as designated by the Lender from time to time, unless agreed otherwise. Such payments shall be made in US$ free and clear of any deduction or withholding in respect of taxes, duties, charges or whatsoever.  If the Borrower is required by law to make any deduction or withhold tax from any such payment, it shall be for the Lender’s account and withheld from the initial sum due in respect of such payment.

ARTICLE 4. REPAYMENT AND PREPAYMENT

Subject to the prior rights of Exmar and/or its financiers under the first priority security referred to in Article 5 hereof, the Loan shall be repaid with Interest on an annuity basis quarterly in arrears, with the first quarter commencing on the Delivery Date, in instalments based on the indicative repayment schedule attached as Annex 1 hereto, which is based on the contractual delivery date of 31 March 2008 and which is to be adjusted to the Delivery Date if different from the contractual delivery date. For the purpose of the indicative repayment schedule attached as Annex 1 hereto the Interest is assumed to accrue at a rate of 6%

p.a. The Interest actually payable by the Borrower under this Loan Agreement shall be determined in accordance with Article 2 hereof.

The Borrower shall prepay the Loan in full in the following circumstances:

a)             if the Vessel is sold, on or before the date on which the sale is completed by delivery to the buyer; or

b)             if the Vessel becomes an actual, constructive, compromised or arranged total loss or is subject to any requisition for title or any compulsory acquisition by any governmental or other competent authority, or in the event of hijacking, theft, confiscation, forfeiture, seizure, condemnation, capture, restraint or disappearance of the Vessel, on the earlier of the date falling 180 days after such loss, requisition, acquisition or event and the date of payment of the proceeds of insurance relating to such loss, requisition, acquisition or event;; or

c)              if either the Shipbuilding Contract or the refund guarantee relating to the Vessel is cancelled, terminated, rescinded or suspended or otherwise ceases to remain in force for any reason prior to delivery of the Vessel by the Builder under the Shipbuilding Contract; or

d)             if the Vessel has not for any reason been delivered to, and accepted by, the Borrower under the Shipbuilding Contract by the contractual cancellation date; or

e)                    if at any time and or any reason whatsoever Excelerate Energy LP is unable to pay hire when due under the Charter or if the Charter is terminated for any reason and in any such case no replacement time charter employment acceptable to Exmar and its financiers is in place within 12 months after such termination; or

f)                     if the replacement time charter employment referred to above is terminated for any reason and no replacement time charter employment is in place in respect of the Vessel immediately upon such termination or at any time thereafter

Any amounts received by the Borrower from Excelerate Energy LP pursuant to clause 8.9(h) of the Charter shall be applied towards prepayment of any loans made available by Exmar to the Borrower and the balance, if any, shall be applied towards prepayment of the Loan.

ARTICLE 5. SECURITY

Repayment of the Loan shall be secured by second priority security comprising the following (each in such form as shall be agreed, in relation to which the approval of the Parties hereto shall not be unreasonably withheld): second priority assignment of the Charter, second priority assignment of the Borrower’s rights under the Shipbuilding Contract and the refund guarantee guaranteeing the refund obligations of the Builder under the Shipuilding Contract, second priority mortgage on the Vessel and DSME Hull No 2263 (to be named “Express”), and a second priority assignment of the Vessel’s earnings, insurances and requisition compensation.

The Borrower shall grant first priority security to secure repayment of the Exmar Loans and/or the loan made available to Exmar by its financiers in connection with the financing of the Vessel and/or the obligations of the Borrower under a guarantee securing the repayment of the latter loan. Such first priority security shall comprise the following: first priority assignment of the Charter, first priority charge on the Shares held by Exmar in the Borrower, first priority assignment of the Borrower’s rights under the Shipbuilding Contract and the refund guarantee guaranteeing the refund obligations of the Builder under the Shipbuilding Contract, first priority mortgage on the Vessel and DSME Hull No 2263 (to be named “Express”), and a first priority assignment of the Vessel’s earnings, insurances and requisition compensation.

The Borrower’s obligation to repay the Prepaid Amount (as defined in the Charter) or (as applicable) an amount equal to the Surplus Prepayment (as defined in the Charter) and to pay sums due under section 39.2(b)(iv) of the Charter and also the Borrower’s obligation to repay any hire paid in advance but not earned, shall be secured by third priority security similar to the first and second priority security referred to above.

ARTICLE 6. ASSIGNMENT

6.1                                        The Lender may transfer its rights and/or obligations hereunder in accordance with the provisions of the Shareholders Agreement relating to Explorer NV and made between Exmar, DSME 2237 ApS and the Borrower.

6.2                                        The Borrower may not transfer its rights and/or obligations hereunder without the prior written consent of the Lender.

ARTICLE 7. COVENANT OF THE BORROWER

The Borrower undertakes to make available to the Lender such financial information as the Lender may reasonably request.

ARTICLE 8. EVENTS OF DEFAULT

Subject to the prior rights of Exmar and/or its financiers, the Loan, Interest and any other sums due hereunder shall become immediately due and payable, without prior notice or other action by the Lender, in any of the following events (“Events of Default”) :

(i)                                              the Borrower fails to pay any sum due hereunder at the time, in the currency and in the manner specified herein; or

(ii)                                           the Borrower is unable to pay his debts as they fall due or files an application for bankruptcy or composition proceedings (“gerechtelijk akkoord”); or

(iii)                                        any of the Borrower’s creditors takes action or other steps or institutes legal proceedings for the Borrower’s winding-up, dissolution, administration, bankruptcy or composition.

ARTICLE 9. MISCELLANEOUS

9.1                                        This Loan Agreement shall be binding upon and enure to the benefit of the Parties, their successors and assignees.

9.2                                        Each Party will bear its own costs and duties due in connection with the negotiation and preparation of this Loan Agreement.

9.3                                        All notifications under this Loan Agreement are validly made by facsimile with confirmation of receipt, registered mail or delivery by hand with confirmation of receipt. A notification is deemed to occur the date following the day of the sending of the notification.

9.4                                        If any of the provisions of this Loan Agreement is determined to be illegal or otherwise unenforceable, in whole or in part, the remaining provisions, and any partially enforceable provisions to the extent enforceable, shall nevertheless be binding and enforceable.

9.5                                        Additions or amendments to this Loan Agreement shall become effective only if made in writing, unless mandatory law provides for more stringent form requirements.

9.6                                        The Former Loan Agreement is hereby terminated.

9.6                                        This Loan Agreement and the legal relations between the Parties shall be deemed to be made and shall be construed in accordance with and governed in all respects by the laws of Belgium.

9.7                                          Any dispute arising out or relating to this Loan Agreement shall be submitted to the exclusive jurisdiction of the competent court of Brussels, Belgium.

*                                                                                         *

*

IN WITNESS WHEREOF, the Parties have caused this Loan Agreement to be duly initialed on each page, executed and delivered by their respective duly authorized representatives as of the date first above written, in two originals and each of the parties acknowledging the receipt of one original.

For and on behalf of GKFF Finance B.V. :		For and on behalf of Explorer NV:

/s/ [illegible]		/s/ Don Millican

Name:	Amaco Management Services B.V.	Name:	Don Millican
Title:	Director	Title:	Director

/s/ Patrick De Brabandere

		Name:	Patrick De Brabandere
		Title:	Director

Annex 1

Repayment Schedule

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH FIVE ASTERISKS (*****).

CAPEX CALCULATION                                                                                                                                                                                                                                      EXPLORER— 151,000m3

ASSUMPTIONS
Delivered cost			*****

Funding
Loan 1	Exmar	*****	*****
Loan 2	Exmar	*****	*****
Loan 3	Excelerate	*****	*****
Prepaid Hire	Excelerate	*****	*****

CAPEX per day

Year 1 to 12
Loan 1	*****
Loan 2	*****
Loan 3	*****
Prepaid Hire	*****
TOTAL	*****

CAPEX per day

Year 13 to 25
Loan 1	*****
Loan 2	*****
Loan 3	*****
Prepaid Hire	*****
TOTAL	*****

Year 1 to 12

	Loan 1				Loan 2				Loan 3				Prepaid Hire
Quarter	Outstanding Loan #	Principal repayment	Interest 6.00%	Total	Outstanding Loan 2	Principal repayment	Interest 15.000%	Total	Outstanding Loan 3	Principal repayment	Interest 6.00%	Total	Outstanding	Principal repayment	Interest 6.00%	Total
0	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
1	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
2	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
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SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH FIVE ASTERISKS (*****).

Year 13 to 25

	Loan 1				Loan 2				Loan 3				Prepaid Hire
Quarter	Outstanding Loan #	Principal repayment	Interest 6.00%	Total	Outstanding Loan 2	Principal repayment	Interest 15.000%	Total	Outstanding Loan 3	Principal repayment	Interest 6.00%	Total	Outstanding	Principal repayment	Interest 6.00%	Total
48	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
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Annex 2

Mandatory Cost

1.                    The Mandatory Cost is an addition to the interest rate to compensate Lenders for the cost of compliance with (a) the requirements of the Financial Services Authority (or any other authority which replaces all or any of its functions) or (b) the requirements of the European Central Bank.

2.                    On the first day of each Interest Period (or as soon as possible thereafter) the Agent shall calculate, as a percentage rate, a rate (the “Additional Cost Rate”) for each Lender, in accordance with the paragraphs set out below. The Mandatory Cost will be calculated by the Agent as a weighted average of the Lenders’ Additional Cost Rates (weighted in proportion to the percentage participation of each Lender in the relevant Loan) and will be expressed as a percentage rate per annum.

3.                    The Additional Cost Rate for any Lender lending from a Facility Office in a Participating Member State will be the percentage notified by that Lender to the Agent. This percentage will be certified by that Lender in its notice to the Agent to be its reasonable determination of the cost (expressed as a percentage of that Lender’s participation in all Loans made from that Facility Office) of complying with the minimum reserve requirements of the European Central Bank in respect of loans made from that Facility Office.

4.                    The Additional Cost Rate for any Lender lending from a Facility Office in the United Kingdom will be calculated by the Agent as follows:

E x 0.01	per cent. per annum
300

Where E is designed to compensate Lenders for amounts payable under the Fees Rules and is calculated by the Agent as being the average of the most recent rates of charge supplied by the Reference Banks to the Agent pursuant to paragraph 7 below and expressed in pounds per £1,000,000.

5.                    For the purposes of this Schedule:

(a)                     “Eligible Liabilities” and “Special Deposits” have the meanings given to them from time to time under or pursuant to the Bank of England Act 1998 or (as may be appropriate) by the Bank of England;

(b)                     “Fees Rules” means the rules on periodic fees contained in the FSA Supervision Manual or such other law or regulation as may be in force from time to time in respect of the payment of fees for the acceptance of deposits;

(c)                      “Fee Tariffs” means the fee tariffs specified in the Fees Rules under the activity group A.1 Deposit acceptors (ignoring any minimum fee or zero rated feerequired pursuant to the Fees Rules but taking into account any applicable discount rate); and

(d)                     “Tariff Base” has the meaning given to it in, and will be calculated in accordance with, the Fees Rules.

6.                    If requested by the Agent, each Reference Bank shall, as soon as practicable after publication by the Financial Services Authority, supply to the Agent, the rate of charge payable by that Reference Bank to the Financial Services Authority pursuant to the Fees Rules in respect of the relevant financial year of the Financial Services Authority (calculated for this purpose by that Reference Bank as being the average of the Fee Tariffs applicable to that Reference Bank for that financial year) and expressed in pounds per £1,000,000 of the Tariff Base of that Reference Bank.

7.                    Each Lender shall supply any information required by the Agent for the purpose of calculating its Additional Cost Rate. In particular, but without limitation, each Lender shall supply the following information on or prior to the date on which it becomes a Lender:

(a)               the jurisdiction of its Facility Office; and

(b)               any other information that the Agent may reasonably require for such purpose.

Each Lender shall promptly notify the Agent of any change to the information provided by it pursuant to this paragraph.

8.                    The rates of charge of each Reference Bank for the purpose of E above shall be determined by the Agent based upon the information supplied to it pursuant to paragraphs 6 above and on the assumption that, unless a Lender notifies the Agent to the contrary, each Lender’s obligations in relation to cash ratio deposits and Special Deposits are the same as those of a typical bank from its jurisdiction of incorporation with a Facility Office in the same jurisdiction as its Facility Office.

9.                    The Agent shall have no liability to any person if such determination results in an Additional Cost Rate which over or under compensates any Lender and shall be entitled to assume that the information provided by any Lender or Reference Bank pursuant to paragraphs 3, 6 and 7 above is true and correct in all respects.

10.             The Agent shall distribute the additional amounts received as a result of the Mandatory Cost to the Lenders on the basis of the Additional Cost Rate for each Lender based on the information provided by each Lender and each Reference Bank pursuant to paragraphs 3, 6 and 7 above.

11.             Any determination by the Agent pursuant to this Schedule in relation to a formula, the Mandatory Cost, an Additional Cost Rate or any amount payable to a Lender shall, in the absence of manifest error, be conclusive and binding on all Parties.

12.                               The Agent may from time to time, after consultation with the Borrower and the Lenders, determine and notify to all Parties any amendments which are required to be made to this Schedule in order to comply with any change in law, regulation or any requirements from time to time imposed by the [Bank of England,]168 the Financial Services Authority or the European Central Bank (or, in any case, any other authority which replaces all or any of its functions) and any such determination shall, in the absence of manifest error, be conclusive and binding on all Parties.